--------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported): December 21, 2004

           CWABS, INC., (as depositor under the Indenture, dated as of December 22, 2004, providing for the issuance of the CWABS Revolving Home Equity Loan Trust, Series 2004-R, Revolving Home Equity Loan Notes, 2004-R).

                                   CWABS, INC.
                --------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    333-118926            95-4596514
-----------------------------     --------------     ----------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
     of Incorporation)             File Number)         Identification No.)

      4500 Park Granada
      Calabasas, California                                 91302
----------------------------                            ---------------
     (Address of Principal                                (Zip Code)
      Executive Offices)
        Registrant's telephone number, including area code (818) 225-3237
                                                           ----- --------

--------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8
---------

Item 8.01  Other Events and Required FD Disclosure.
---------  ----------------------------------------

Filing of Computational Materials
---------------------------------

         Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its CWABS Revolving Home Equity Loan Trust, Series 2004-R.

         In connection with the offering of the CWABS Revolving Home Equity Loan Trust, Series 2004-R, Countrywide Securities Corporation ("CSC"), as underwriter of the Offered Certificates, have prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials listed as Exhibit 99.1 and 99.2 attached hereto.









-------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement of CWABS, Inc., relating to its CWABS Revolving Home Equity Loan Trust, Series 2004-R, Revolving Home Equity Loan Notes, Series 2004-R.

Section 9
---------

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
----------  -------------------------------------------------------------------


(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibit:

      99.1    CSC Computational Materials dated December 21, 2004.

      99.2    CSC Computational Materials dated December 21, 2004.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWABS, INC.



                                          By:  /s/ Leon Daniels, Jr.
                                               ------------------------
                                          Name:   Leon Daniels, Jr.
                                          Title:  Vice President



Dated:  December 21, 2004

Exhibit Index
-------------

Exhibit

99.1     CSC Computational Materials dated December 21, 2004.

99.2     CSC Computational Materials dated December 21, 2004.